Exhibit 99.1

FOR RELEASE: CONTACT:	New Hartford, NY, May 9, 2024 Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES FIRST QUARTER 2024 RESULTS

•Annual Recurring Revenue (ARR)(1) grew to $185.7 million - total growth of 60.2% and organic growth of 24.8% from $115.9 million reported in Q1 '23

•Quarterly subscription service revenues increased 37.2% year-over-year from Q1 '23

•PAR acquired Stuzo, a digital engagement software provider to Convenience and Fuel Retailers (C-Stores), contributing $41.0 million in Q1 '24 ARR

•PAR entered into an agreement to acquire TASK, a global food service transaction platform offering international unified commerce solutions, which is expected to close in Q3 ’24 subject to the satisfaction or waiver of certain conditions.

New Hartford, NY - May 9, 2024 -- PAR Technology Corporation (NYSE: PAR) (“PAR Technology” or the “Company”) today announced its financial results for the first quarter ended March 31, 2024.

"We kicked off 2024 with momentum and are pleased to report that organic ARR growth has accelerated to 25% from the prior year first quarter,” said Savneet Singh, PAR Technology CEO. “The results evidence the continued demand for our products and our accelerated win rates. Our results will continue to improve as we consolidate Stuzo and later TASK and are pleased by the positive feedback we have received on both acquisitions from new and existing customers."

Summary of Fiscal 2024 First Quarter
•Revenues were reported at $105.5 million for the three months ended March 31, 2024, a 5.0% increase compared to $100.4 million for the same period in 2023.
•Net loss for the three months ended March 31, 2024 was $18.3 million, or $0.62 net loss per share, compared to a net loss of $15.9 million, or $0.58 net loss per share reported for the same period in 2023.
•EBITDA(1) for the three months ended March 31, 2024 was a loss of $17.1 million compared to a loss of $7.0 million for the same period in 2023.
•Adjusted EBITDA(1) for the three months ended March 31, 2024 was a loss of $7.2 million compared to an Adjusted EBITDA loss of $8.8 million for the same period in 2023.
•Adjusted net loss(1) for the three months ended March 31, 2024 was $10.8 million, or $0.36 adjusted diluted net loss per share(1), compared to an adjusted net loss of $12.7 million, or $0.46 adjusted diluted net loss per share, for the same period in 2023.

Reconciliations and descriptions of non-GAAP financial measures to corresponding GAAP financial measures are included in the tables at the end of this press release.
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(1) See “Key Performance Indicators and Non-GAAP Financial Measures” below.

Beginning with the first quarter of 2024, the Company's key performance indicators ARR and Active Sites(1) are presented as two subscription service product lines: Engagement Cloud (Punchh, Stuzo, and MENU) and Operator Cloud (Brink POS, PAR Payment Services, PAR Pay, and Data Central). Our subscription service product lines were adjusted to align with how management views our business after the Stuzo Acquisition.

Highlights of Engagement Cloud - First Quarter 2024(1):
•ARR at end of Q1 '24 totaled $107.2 million
•Active Sites as of March 31, 2024 totaled 92.7 thousand restaurants

Highlights of Operator Cloud - First Quarter 2024(1):

•ARR at end of Q1 '24 totaled $78.5 million
•Active Sites as of March 31, 2024 totaled 27.0 thousand restaurants

Earnings Conference Call.
There will be a conference call at 9:00 a.m. (Eastern) on May 9, 2024, during which management will discuss the Company's financial results for the first quarter ended March 31, 2024. The earnings conference call will be webcast live. To access the webcast, please visit the PAR Technology Investor Relations website at www.partech.com/investor-relations/. A recording of the webcast will be available on this site after the event.

About PAR Technology Corporation.

For more than 40 years, PAR Technology Corporation’s (NYSE Symbol: PAR) cutting-edge products and services have helped bold and passionate restaurant brands build lasting guest relationships. We are the partner enterprise restaurants rely on when they need to serve amazing moments from open to close, during the most hectic rush hours, and when the world forces them to adapt and overcome. More than 70,000 restaurants in more than 110 countries use PAR’s restaurant point-of-sale, customer loyalty and engagement, payments, omnichannel digital ordering and delivery, and back-office software solutions as well as industry leading hardware and drive-thru offerings. To learn more, visit partech.com or connect with us on LinkedIn, Twitter, Facebook, and Instagram. The Company's Environmental, Social, and Governance report can be found at https://www.partech.com/company/ESG.
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(1) See “Key Performance Indicators and Non-GAAP Financial Measures” below.

Key Performance Indicators and Non-GAAP Financial Measures.
We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this press release because we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors.

Where non-GAAP financial measures are included in this press release, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non-GAAP financial measures is included in this press release under “Non-GAAP Financial Measures”.

Unless otherwise indicated, financial and operating data included in this press release is as of March 31, 2024.

As used in this press release,

“Annual Recurring Revenue” or “ARR” is the annualized revenue from subscription services, including subscription fees for our SaaS solutions and related software support, managed platform development services, and transaction-based payment processing services. We generally calculate ARR by annualizing the monthly subscription service revenue for all Active Sites as of the last day of each month for the respective reporting period.

“Active Sites” represent locations active on PAR’s subscription services as of the last day of the respective fiscal period.

Trademarks.

“PAR®,” “Brink POS®,” “Punchh®,” “MENUTM,” “Data Central®,” "Open Commerce®,” "PAR® Pay”, “PAR® Payment Services”, "StuzoTM," and other trademarks appearing in this press release belong to us.

Forward-Looking Statements.
This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, financial results, business strategies and prospects. Forward-looking statements are generally identified by words such as “believe,” “could”, “continue,” “expect,” “future”, “may,” “plan,” “should,” “soon to close,” “will,” and similar expressions. Forward-looking statements are based on management's current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this press release on our business, financial condition, and results of operations. Factors, risks, trends and uncertainties that could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this press release include, among others, our ability to successfully develop or acquire and transition new products and services and enhance existing products and services to meet evolving customer needs and respond to emerging technological trends, including artificial intelligence; unfavorable macroeconomic conditions, such as recession or slowed economic growth, fluctuating interest rates, inflation, and changes in consumer confidence and discretionary spending; the effects, costs and timing of any acquisitions, divestitures, and capital markets transactions; our ability to integrate acquisitions into our operations and the timing and costs associated therewith, including the acquisition of Stuzo Holdings, LLC; the closing of the acquisition of TASK Group Holdings Limited and the timing and costs thereof; the protection of our intellectual property; our ability to retain and add integration partners, and our success in acquiring and developing relevant technology for current, new, and potential customers for our service and product offerings; geopolitical events, including the effects of the Russia-Ukraine war, tensions with China and between China and Taiwan, the Israel-Hamas conflict and other hostilities in the Middle East; the competitive marketplace for talent and its impact on employee recruitment and retention; component shortages, inventory management, and/or manufacturing disruptions and logistics challenges; risks associated with our international operations; the effects of global pandemics, such as COVID-19, or other public health crises; our ability to maintain proper and effective internal control over financial reporting; changes in estimates and assumptions we make in connection with the preparation of our financial statements, in building our business and operational plans, and in executing our strategies; and the other factors, risks, trends and uncertainties discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on the information available to us on the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

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PAR TECHNOLOGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share amounts)

Assets	March 31, 2024	December 31, 2023
Current assets:
Cash and cash equivalents	$50,780	$37,369
Cash held on behalf of customers	12,558	10,170
Short-term investments	21,730	37,194
Accounts receivable – net	69,958	63,382
Inventories	25,054	23,594
Other current assets	14,205	8,890
Total current assets	194,285	180,599
Property, plant and equipment – net	15,356	15,755
Goodwill	619,632	489,654
Intangible assets – net	157,713	94,852
Lease right-of-use assets	3,627	4,083
Other assets	18,300	17,663
Total Assets	$1,008,913	$802,606
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$39,832	$29,808
Accrued salaries and benefits	14,264	19,141
Accrued expenses	11,153	10,443
Customers payable	12,558	10,170
Lease liabilities – current portion	1,201	1,366
Customer deposits and deferred service revenue	14,710	9,304
Total current liabilities	93,718	80,232
Lease liabilities – net of current portion	2,519	2,819
Long-term debt	378,155	377,647
Deferred service revenue – noncurrent	3,296	4,204
Other long-term liabilities	4,825	4,639
Total liabilities	482,513	469,541
Shareholders’ equity:
Preferred stock, $0.02 par value, 1,000,000 shares authorized, none outstanding	—	—
Common stock, $0.02 par value, 58,000,000 shares authorized, 35,439,115 and 29,386,234 shares issued, 33,973,906 and 28,029,915 outstanding at March 31, 2024 and December 31, 2023, respectively	703	584
Additional paid in capital	844,210	625,154
Accumulated deficit	(293,244)	(274,956)
Accumulated other comprehensive loss	(3,653)	(939)
Treasury stock, at cost, 1,465,209 shares and 1,356,319 shares at March 31, 2024 and December 31, 2023, respectively	(21,616)	(16,778)
Total shareholders’ equity	526,400	333,065
Total Liabilities and Shareholders’ Equity	$1,008,913	$802,606

See notes to unaudited interim condensed consolidated financial statements included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2024 (the “Quarterly Report”).

PAR TECHNOLOGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,

	2024	2023
Revenues, net:
Hardware	$18,226	$26,777
Subscription service	38,379	27,965
Professional service	13,468	13,842
Contract	35,424	31,853
Total revenues, net	105,497	100,437
Costs of sales:
Hardware	14,170	22,381
Subscription service	18,594	13,925
Professional service	11,251	11,366
Contract	32,919	29,572
Total cost of sales	76,934	77,244
Gross margin	28,563	23,193
Operating expenses:
Sales and marketing	10,926	9,398
General and administrative	25,608	18,080
Research and development	15,768	14,315
Amortization of identifiable intangible assets	932	464
Adjustment to contingent consideration liability	—	(5,200)
Total operating expenses	53,234	37,057
Operating loss	(24,671)	(13,864)
Other income (expense), net	306	(59)
Interest expense, net	(1,708)	(1,667)
Loss before benefit from (provision for) income taxes	(26,073)	(15,590)
Benefit from (provision for) income taxes	7,785	(315)
Net loss	$(18,288)	$(15,905)
Net loss per share (basic and diluted)	$(0.62)	$(0.58)
Weighted average shares outstanding (basic and diluted)	29,516	27,344
See notes to unaudited interim condensed consolidated financial statements included in the Quarterly Report.

PAR TECHNOLOGY CORPORATION
SUPPLEMENTAL INFORMATION
(unaudited)

The following table sets forth certain unaudited supplemental financial data for the five trailing quarters indicated:

Segment Revenue by Product Line:

	2024	2023
in thousands	Q1	Q4	Q3	Q2	Q1
Restaurant/Retail
Hardware	$18,226	$24,400	$25,824	$26,390	$26,777
Subscription service	38,379	32,897	31,363	30,372	27,965
Professional service	13,468	12,603	11,514	12,767	13,842
Total Restaurant/Retail	$70,073	$69,900	$68,701	$69,529	$68,584

Government
Mission systems	$8,247	$8,174	$8,808	$9,218	$9,383
Intelligence, surveillance, and reconnaissance solutions	26,756	29,152	29,275	21,510	22,216
Commercial software	421	482	350	287	254
Total Government	$35,424	$37,808	$38,433	$31,015	$31,853

Total Revenue	$105,497	$107,708	$107,134	$100,544	$100,437

Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP. However, the non-GAAP financial measures set forth in the reconciliation tables below are provided because management uses these non-GAAP financial measures in evaluating the results of the Company's continuing operations and believes this information provides investors supplemental insight into underlying business trends and operating results. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. While we believe that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. In addition, these non-GAAP financial measures should be read in conjunction with the Company’s unaudited interim condensed consolidated financial statements prepared in accordance with GAAP.

Within this press release, the Company makes reference to EBITDA, adjusted EBITDA, adjusted net loss, and adjusted diluted net loss per share which are non-GAAP financial measures. EBITDA represents net loss before income taxes, interest expense, and depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted to exclude certain non-cash and non-recurring charges including stock-based compensation, transaction expenses, certain pending litigation expenses, and other non-recurring charges that may not be indicative of our financial performance; and adjusted net loss and adjusted diluted net loss per share represents the exclusion of amortization of acquired intangible assets, certain non-cash and non-recurring charges, including stock-based compensation, transaction expenses, certain pending litigation expenses, and other non-recurring charges that may not be indicative of our financial performance.

The Company is presenting adjusted EBITDA and adjusted net loss because we believe that these financial measures provide supplemental information that may be useful to investors in evaluating the Company's core business operating results and comparing such results to other similar companies. Management believes that adjusted EBITDA and adjusted net loss, when viewed with the Company's results of operations in accordance with GAAP and the reconciliations to the most directly comparable GAAP measures provided in the tables below, provide useful information about operating performance and period-over-period growth, and provide additional information that is useful for evaluating the operating performance of the Company's core business without regard to potential distortions. Management also believes that adjusted EBITDA provides investors with insight into factors and trends that could affect the Company's ongoing cash earnings, from which capital investments are made and debt is serviced.

The Company's results of operations are impacted by certain non-cash and non-recurring charges, including stock-based compensation, transaction related expenditures, and other non-recurring charges that may not be indicative of the Company’s financial performance. Management believes that adjusting its net loss and diluted net loss per share to remove non-recurring charges provides a useful perspective with respect to the Company's operating results and provides supplemental information to both management and investors by removing items that are difficult to predict and are often unanticipated.

EBITDA, adjusted EBITDA, adjusted net loss, and adjusted diluted net loss per share are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as alternatives to net income (loss) or cash flow from operating activities as indicators of operating performance or liquidity. Also, these measures may not be comparable to similarly titled captions of other companies. The tables below provide reconciliations between net loss and EBITDA, adjusted EBITDA and adjusted net loss, as well as diluted net loss per share and adjusted diluted net loss per share.

The following tables set forth certain unaudited supplemental financial and other data for the periods indicated:

	Three Months Ended March 31,
in thousands	2024	2023
Reconciliation of Net Loss to EBITDA and Adjusted EBITDA
Net loss	$(18,288)	$(15,905)
(Benefit from) provision for income taxes	(7,785)	315
Interest expense, net	1,708	1,667
Depreciation and amortization	7,226	6,933
EBITDA	$(17,139)	$(6,990)
Stock-based compensation expense (1)	4,410	3,055
Contingent consideration (2)	—	(5,200)
Transaction costs (3)	4,412	—
Severance (4)	1,434	253
Other (income) expense, net (5)	(306)	59
Adjusted EBITDA	$(7,189)	$(8,823)

1	Adjustments reflect stock-based compensation expense of $4.4 million and $3.1 million for the three months ended March 31, 2024 and 2023, respectively.
2	Adjustment reflects a non-cash reduction to the fair market value of the contingent consideration liability related to the acquisition of MENU Technologies AG in July 2022 (the "MENU Acquisition").
3	Adjustment reflects non-recurring professional fees incurred in transaction due diligence, including acquisition costs associated with the Stuzo Acquisition and costs incurred with the planned acquisition of TASK.
4	Adjustment reflects the severance included in cost of sales, sales and marketing expense, general and administrative expense, and research and development expense of $1.4 million and $0.3 million for the three months ended March 31, 2024 and 2023, respectively.
5	Adjustment reflects foreign currency transaction gains and losses, rental income and losses, and other non-recurring expenses recorded in other (income) expense, net, in the accompanying statements of operations.

in thousands, except per share amounts	Three Months Ended March 31,
Reconciliation of Net Loss/Diluted Net Loss per Share to Adjusted Net Loss/Adjusted Diluted Net Loss per Share:	2024		2023
Net loss/diluted net loss per share	$(18,288)	$(0.62)	$(15,905)	$(0.58)
Benefit from income taxes (1)	(8,105)	(0.27)	—	—
Non-cash interest expense (2)	508	0.02	522	0.02
Acquired intangible assets amortization (3)	5,167	0.18	4,564	0.17
Stock-based compensation expense (4)	4,410	0.15	3,055	0.11
Contingent consideration (5)	—	—	(5,200)	(0.19)
Transaction costs (6)	4,412	0.15	—	—
Severance (7)	1,434	0.05	253	0.01
Other (income) expense, net (8)	(306)	(0.01)	59	—
Adjusted net loss/adjusted diluted net loss per share	$(10,768)	$(0.36)	$(12,652)	$(0.46)

Adjusted weighted average common shares outstanding	29,516		27,344

1	Adjustment reflects a partial release of our deferred tax asset valuation allowance of $8.1 million resulting from the Stuzo Acquisition. The income tax effect of the below adjustments were not tax-effected due to the valuation allowance on all of our net deferred tax assets.
2	Adjustment reflects non-cash amortization of issuance costs related to the Company's long-term debt of $0.5 million and $0.5 million for the three months ended March 31, 2024 and 2023, respectively.
3	Adjustment reflects amortization expense of acquired developed technology included within cost of sales of $4.3 million and $4.1 million for the three months ended March 31, 2024 and 2023, respectively; and amortization expense of acquired intangible assets of $0.9 million and $0.5 million for the three months ended March 31, 2024 and 2023, respectively.
4	Adjustment reflects stock-based compensation expense of $4.4 million and $3.1 million for the three months ended March 31, 2024 and 2023, respectively.
5	Adjustment reflects a non-cash reduction to the fair market value of the contingent consideration liability related to the MENU Acquisition.
6	Adjustment reflects non-recurring professional fees incurred in transaction due diligence, including acquisition costs associated with the Stuzo Acquisition and costs incurred with the planned acquisition of TASK.
7	Adjustment reflects the severance included in cost of sales, sales and marketing expense, general and administrative expense, and research and development expense of $1.4 million and $0.3 million for the three months ended March 31, 2024 and 2023, respectively.
8	Adjustment reflects foreign currency transaction gains and losses, rental income and losses, and other non-recurring expenses recorded in other (income) expense, net, in the accompanying statements of operations.